Exhibit 1.1

EXECUTION VERSION

Anheuser-Busch InBev Finance Inc.

Anheuser-Busch InBev SA/NV

Anheuser-Busch InBev Worldwide Inc.

Anheuser-Busch Companies, LLC

BrandBrew S.A.

Cobrew NV

Brandbev S.à r.l.

PRICING AGREEMENT

Barclays Capital Inc.	Deutsche Bank Securities Inc.
745 Seventh Avenue	60 Wall Street
New York, NY 10019	New York, NY 10005
United States of America	United States of America

J.P. Morgan Securities LLC 383 Madison Avenue	Merrill Lynch, Pierce, Fenner & Smith Incorporated
New York, NY 10179	One Bryant Park
United States of America	New York, NY 10036
United States of America

RBS Securities Inc.
600 Washington Boulevard
Stamford, CT 06901
United States of America

as Representatives of the several Underwriters named in Schedule I hereto

January 14, 2013

Ladies and Gentlemen:

Anheuser-Busch InBev Finance Inc. (the “Issuer”), incorporated under the laws of the State of Delaware, and Anheuser-Busch InBev SA/NV (the “Parent Guarantor”), Anheuser-Busch InBev Worldwide Inc., Anheuser-Busch Companies, LLC, BrandBrew S.A. (a société anonyme with its registered address at 5, rue Gabriel Lippmann, L-5365 Luxembourg and registered with the Luxembourg register of commerce and companies under number B 75696), Brandbev S.à r.l. (a société à responsabilité limitée incorporated under the laws of Luxembourg, with registered office at 5, Rue Gabriel Lippmann, L-5365 Münsbach, Luxembourg, registered with the Luxembourg Register of Commerce and Companies under the number B 80.984 and having a share capital of USD 30,020,720) and Cobrew NV (each a “Subsidiary Guarantor” and together with the Parent Guarantor, the “Guarantors”), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions (the “Underwriting Agreement”), a copy of which is attached hereto as Schedule IV, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the securities specified in

Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section I of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Prospectus (as therein defined). Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section XII of the Underwriting Agreement and the address of the Representatives referred to in such Section XII are set forth at the end of Schedule II hereto.

A supplement to the Prospectus relating to the Designated Securities in the form heretofore delivered to you is now proposed to be filed with the Commission.

The Applicable Time for purposes of this Pricing Agreement is 4:15 p.m. New York City time on January 14, 2013. Each “free writing prospectus” as defined in Rule 405 under the Securities Act for which each party hereto has received consent to use in accordance with Section VII of the Underwriting Agreement is listed in Schedule III hereto.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us two or more counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Issuer and the Guarantors.

Very truly yours,

ANHEUSER-BUSCH INBEV FINANCE INC.

By:	/s/ Scott Gray
Name:	Scott Gray
Title:	Authorized Officer

ANHEUSER-BUSCH INBEV SA/NV

By:	/s/ Liesbeth Hellemans
Name:	Liesbeth Hellemans
Title:	Authorized Officer

By:	/s/ Christine Delhaye
Name:	Christine Delhaye
Title:	Authorized Officer

ANHEUSER-BUSCH INBEV WORLDWIDE INC.

By:	/s/ Scott Gray
Name:	Scott Gray
Title:	Authorized Officer

ANHEUSER-BUSCH COMPANIES, LLC

By:	/s/ Scott Gray
Name:	Scott Gray
Title:	Authorized Officer

COBREW NV

By:	/s/ Liesbeth Hellemans
Name:	Liesbeth Hellemans
Title:	Authorized Officer

By:	/s/ Christine Delhaye
Name:	Christine Delhaye
Title:	Authorized Officer

[Signature page for Pricing Agreement]

BRANDBREW S.A.

By:	/s/ Liesbeth Hellemans
Name:	Liesbeth Hellemans
Title:	Authorized Officer

BRANDBEV S.À R.L.

By:	/s/ Christine Delhaye
Name:	Christine Delhaye
Title:	Authorized Officer

[Signature page for Pricing Agreement]

Accepted as of the date hereof:

Barclays Capital Inc.

By:	/s/ Pamela Kendall
Name:	Pamela Kendall
Title:	Director

Deutsche Bank Securities Inc.		Deutsche Bank Securities Inc.

By:	/s/ Jared Birnbaum	By:	/s/ John C McCabe
Name:	Jared Birnbaum	Name:	John C McCabe
Title:	Managing Director	Title:	Managing Director

J.P. Morgan Securities LLC

By:	/s/ Maria Sramek
Name:	Maria Sramek
Title:	Executive Director

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Brendan Hanley
Name:	Brendan Hanley
Title:	Managing Director

RBS Securities Inc.

By:	/s/ Steven Fitzpatrick
Name:	Steven Fitzpatrick
Title:	Managing Director

On behalf of each of the Underwriters

[Signature page for Pricing Agreement]

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased
	0.800% Notes due 2016	1.250% Notes due 2018	2.625% Notes due 2023	4.000% Notes due 2043
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$140,000,000	$140,000,000	$175,000,000	$105,000,000
Barclays Capital Inc.	$130,000,000	$130,000,000	$162,500,000	$97,500,000
Deutsche Bank Securities Inc.	$130,000,000	$130,000,000	$162,500,000	$97,500,000
J.P. Morgan Securities LLC	$130,000,000	$130,000,000	$162,500,000	$97,500,000
RBS Securities Inc.	$125,000,000	$125,000,000	$156,250,000	$93,750,000
BNP Paribas Securities Corp.	$55,000,000	$55,000,000	$68,750,000	$41,250,000
ING Financial Markets LLC	$55,000,000	$55,000,000	$68,750,000	$41,250,000
Mitsubishi UFJ Securities (USA), Inc.	$55,000,000	$55,000,000	$68,750,000	$41,250,000
Mizuho Securities USA Inc.	$55,000,000	$55,000,000	$68,750,000	$41,250,000
SG Americas Securities, LLC	$55,000,000	$55,000,000	$68,750,000	$41,250,000
Rabo Securities USA, Inc.	$20,000,000	$20,000,000	$25,000,000	$15,000,000
SMBC Nikko Capital Markets Limited	$20,000,000	$20,000,000	$25,000,000	$15,000,000
ANZ Securities, Inc.	$15,000,000	$15,000,000	$18,750,000	$11,250,000
Commerz Markets LLC	$15,000,000	$15,000,000	$18,750,000	$11,250,000
Total	$1,000,000,000	$1,000,000,000	$1,250,000,000	$750,000,000

SCHEDULE II

USD 1,000,000,000 0.800% Notes due 2016

Issuer:

Anheuser-Busch InBev Finance Inc.

Parent Guarantor:

Anheuser-Busch InBev SA/NV

Subsidiary Guarantors:

BrandBrew S.A.

Cobrew NV

Anheuser-Busch Companies, LLC

Brandbev S.à r.l.

Anheuser-Busch InBev Worldwide Inc.

Title:

0.800% Notes due 2016

Aggregate principal amount:

USD 1,000,000,000

Price to Public:

99.994% of the principal amount of the Designated Securities.

Purchase Price by Underwriters:

99.744% the principal amount of the Designated Securities.

Form of Designated Securities:

Book-entry only form represented by one or more global registered form securities deposited with The Depository Trust Company (“DTC”) or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

Specified funds for payment of purchase price:

Immediately available funds.

Indenture:

Indenture (the “Base Indenture”), as supplemented by the First Supplemental Indenture, each to be executed at closing, among the Issuer, the Parent Guarantor, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

Maturity:

January 15, 2016

Interest Rate:

0.800%

Interest Payment Dates:

Each January 15 and July 15

Business Day:

As described in the Prospectus.

Additional Amounts:

As described in the Prospectus.

Redemption Provision

As described in the Prospectus

Optional Tax Redemption:

As described in the Prospectus.

Holder’s Option to Require Repayment upon a Change of Control:

No option.

Sinking Fund:

No sinking fund.

Extendable provisions:

No extendable provisions.

Defeasance provisions:

The Designated Securities are entitled to full defeasance and discharge as described in Indenture.

Time of Delivery: January 17, 2013

Listing and Trading:

Application will be made for the Notes to be admitted to listing on the New York Stock Exchange. No assurance can be given that such application will be granted.

CUSIPs and ISINs:

CUSIP: 035242 AD8

ISIN: US035242AD82

USD 1,000,000,000 1.250% Notes due 2018

Issuer:

Anheuser-Busch InBev Finance Inc.

Parent Guarantor:

Anheuser-Busch InBev SA/NV

Subsidiary Guarantors:

BrandBrew S.A.

Cobrew NV

Anheuser-Busch Companies, LLC

Brandbev S.à r.l.

Anheuser-Busch InBev Worldwide Inc.

Title:

1.250% Notes due 2018

Aggregate principal amount:

USD 1,000,000,000

Price to Public:

99.427 % of the principal amount of the Designated Securities.

Purchase Price by Underwriters:

99.077% the principal amount of the Designated Securities.

Form of Designated Securities:

Book-entry only form represented by one or more global registered form securities deposited with The Depository Trust Company (“DTC”) or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

Specified funds for payment of purchase price:

Immediately available funds.

Indenture:

Indenture (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, each to be executed at closing, among the Issuer, the Parent Guarantor, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

Maturity:

January 17, 2018

Interest Rate:

1.250%

Interest Payment Dates:

Each January 17 and July 17

Business Day:

As described in the Prospectus.

Additional Amounts:

As described in the Prospectus.

Redemption Provision

As described in the Prospectus

Optional Tax Redemption:

As described in the Prospectus.

Holder’s Option to Require Repayment upon a Change of Control:

No option.

Sinking Fund:

No sinking fund.

Extendable provisions:

No extendable provisions.

Defeasance provisions:

The Designated Securities are entitled to full defeasance and discharge as described in Indenture.

Time of Delivery: January 17, 2013

Listing and Trading:

Application will be made for the Notes to be admitted to listing on the New York Stock Exchange. No assurance can be given that such application will be granted.

CUSIPs and ISINs:

CUSIP: 035242 AC0

ISIN: US035242AC00

USD 1,250,000,000 2.625% Notes due 2023

Issuer:

Anheuser-Busch InBev Finance Inc.

Parent Guarantor:

Anheuser-Busch InBev SA/NV

Subsidiary Guarantors:

BrandBrew S.A.

Cobrew NV

Anheuser-Busch Companies, LLC

Brandbev S.à r.l.

Anheuser-Busch InBev Worldwide Inc.

Title:

2.625% Notes due 2023

Aggregate principal amount:

USD 1,250,000,000

Price to Public:

99.347% of the principal amount of the Designated Securities.

Purchase Price by Underwriters:

98.897% the principal amount of the Designated Securities.

Form of Designated Securities:

Book-entry only form represented by one or more global registered form securities deposited with The Depository Trust Company (“DTC”) or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

Specified funds for payment of purchase price:

Immediately available funds.

Indenture:

Indenture (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, each to be executed at closing, among the Issuer, the Parent Guarantor, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

Maturity:

January 17, 2023

Interest Rate:

2.625%

Interest Payment Dates:

Each January 17 and July 17

Business Day:

As described in the Prospectus.

Additional Amounts:

As described in the Prospectus.

Redemption Provision

As described in the Prospectus

Optional Tax Redemption:

As described in the Prospectus.

Holder’s Option to Require Repayment upon a Change of Control:

No option.

Sinking Fund:

No sinking fund.

Extendable provisions:

No extendable provisions.

Defeasance provisions:

The Designated Securities are entitled to full defeasance and discharge as described in Indenture.

Time of Delivery: January 17, 2013

Listing and Trading:

Application will be made for the Notes to be admitted to listing on the New York Stock Exchange. No assurance can be given that such application will be granted.

CUSIPs and ISINs:

CUSIP: 035242 AA4

ISIN: US035242AA44

USD 750,000,000 4.000% Notes due 2043

Issuer:

Anheuser-Busch InBev Finance Inc.

Parent Guarantor:

Anheuser-Busch InBev SA/NV

Subsidiary Guarantors:

BrandBrew S.A.

Cobrew NV

Anheuser-Busch Companies, LLC

Brandbev S.à r.l.

Anheuser-Busch InBev Worldwide Inc.

Title:

4.000% Notes due 2043

Aggregate principal amount:

USD 750,000,000

Price to Public:

99.515% of the principal amount of the Designated Securities.

Purchase Price by Underwriters:

98.640% the principal amount of the Designated Securities.

Form of Designated Securities:

Book-entry only form represented by one or more global registered form securities deposited with The Depository Trust Company (“DTC”) or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

Specified funds for payment of purchase price:

Immediately available funds.

Indenture:

Indenture (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture, each to be executed at closing, among the Issuer, the Parent Guarantor, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

Maturity:

January 17, 2043

Interest Rate:

4.000%

Interest Payment Dates:

Each January 17 and July 17

Business Day:

As described in the Prospectus.

Additional Amounts:

As described in the Prospectus.

Redemption Provision

As described in the Prospectus

Optional Tax Redemption:

As described in the Prospectus.

Holder’s Option to Require Repayment upon a Change of Control:

No option.

Sinking Fund:

No sinking fund.

Extendable provisions:

No extendable provisions.

Defeasance provisions:

The Designated Securities are entitled to full defeasance and discharge as described in Indenture.

Time of Delivery: January 17, 2013

Listing and Trading:

Application will be made for the Notes to be admitted to listing on the New York Stock Exchange. No assurance can be given that such application will be granted.

CUSIPs and ISINs:

CUSIP: 035242 AB2

ISIN: US035242AB27

Terms Applicable to each of the Notes

Closing Location:

Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004.

Names and addresses for the Issuer and Guarantors:

Anheuser-Busch InBev Finance Inc.

c/o Anheuser-Busch InBev Services LLC

Attention: Legal Department

Facsimile: (212) 573-8800

E-mail: john.blood@ab-inbev.com

Names and addresses of Representatives:

Barclays Capital Inc.

Attention: Syndicate Registration

Phone: +1 (212) 526-0015

Facsimile: +1 (646) 834-8133

Deutsche Bank Securities Inc.

Attention: Debt Capital Markets Syndicate

Phone: +1 (212) 250-6801

Facsimile: +1 (212) 797-2202

J.P. Morgan Securities LLC

Attention: High Grade Syndicate Desk

Phone: 212-834-4533

Facsimile: 212-834-6081

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Attention: High Grade Capital Markets Transaction Management/Legal

50 Rockefeller Plaza

NY1-050-12-01

New York, NY 10020

Phone: 646-855-0724

Facsimile: 212-901-7881

RBS Securities Inc.

Attention: Debt Capital Markets/ Syndicate

Phone: 1-866-884-2071

Facsimile: 203 873 4534

Selling Restrictions

European Economic Area:

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each of the Underwriters has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Designated Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Designated Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of the Designated Securities to the public in that Relevant Member State at any time:

•	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

•

to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), subject to obtaining the prior consent of the underwriters for any such offer; or

•	in any other circumstances which do not require the publication of a prospectus pursuant to Article 3(2) of the Prospectus Directive.

provided that no such offer of the Designated Securities referred to above shall require the Issuer or the Guarantors or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of the Designated Securities to the public” in relation to any Designated Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Designated Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State. The expression “2010 PD Amending Directive” means Directive 2010/73/EU.

United Kingdom:

Each of the Underwriters has represented and agreed that, it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) received by it in connection with the issue or sale of any Designated Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuer or the Guarantors and that it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom.

France:

Each of the Underwriters and the Issuer has represented and agreed that:

•

it has only made and will only make an offer of the Designated Securities to the public in France in the period beginning (1) when a prospectus in relation to the Designated Securities has been approved by the Autorité des marchés financiers (“AMF”), on the date of such publication or, (2) when a prospectus has been approved by the competent authority of another Member State of the European Economic Area which has implemented the EU Prospectus Directive 2003/71/EC, on the date of notification of such approval to the AMF, all in accordance with L.411-1, L.412-1 and L.621-8 to L.621-8-3 of the French Code monétaire et financier and the Règlement général of the AMF, and ending at the latest on the date which is 12 months after the date of such publication; or

•

it has only made and will only make an offer of the Designated Securities to the public in France and/or it has only required and will only require the admission to trading on Euronext Paris S.A. in circumstances which do not require the publication by the Issue or the Guarantors of a prospectus pursuant to articles L.411-2 and L.412-1 of the French Code monétaire et financier; and

otherwise, it has not offered or sold and will not offer or sell, directly or indirectly, the Designated Securities to the public in France, and has not distributed or caused to be distributed and will not distribute or cause to be distributed to the public in France, the prospectus, any prospectus supplement or any other offering material relating to the Designated Securities (which has not been submitted to the Autorité des marchés financier), and that such offers, sales and distributions have been and shall only be made in France only to (1) providers of investment services relating to portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour le compte de tiers), and/or (2) qualified investors (investisseurs qualifiés) other than individuals, all as defined in, and in accordance with, articles L.411-1, L.411-2, D.411-1 to D.411-3, D.754-1 and D.764-1 of the French Code monétaire et financier.

Hong Kong:

Each underwriter has represented and agreed that (i) it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Designated Securities (except for Designated Securities which are a “structured product” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong) other than (a) to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance, and (ii) it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Designated Securities, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Designated Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Japan:

The Designated Securities have not been and will not be registered under the Financial Instruments and Exchange Act of Japan (Act No. 25 of 1948, as amended; the “FIEA”) and each underwriter has represented and agreed that it has not offered or sold and will not offer or sell any Designated Securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (as defined under Item 5, Paragraph 1, Article 6 of the Foreign Exchange and Foreign Trade Act (Act No. 228 of 1949, as amended)), or to others for re-offering or resale, directly or indirectly, in Japan or to, or for the benefit of, a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the FIEA and any other applicable laws, regulations and ministerial guidelines of Japan.

Singapore:

This Prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Designated Securities may not be circulated or distributed, nor may the Designated Securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the Designated Securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is: (a) a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, securities (as defined in Section 239(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within 6 months after that corporation or that trust has acquired the Designated Securities pursuant to an offer made under Section 275 of the SFA except: (1) to an institutional investor or to a relevant person defined in Section 275(2) of the SFA, or (in the case of a corporation) where the transfer arises from an offer referred to in Section 276(3)(i)(B) of the SFA or (in the case of a trust) where the transfer arises from an offer referred to in Section 276(4)(i)(B) of the SFA; (2) where no consideration is or will be given for the transfer; (3) where the transfer is by operation of law; (4) as specified in Section 276(7) of the SFA, or (5) as specified in Regulation 32 of the Securities and Futures (Offers of Investments)(Shares and Debentures) Regulations 2005 of Singapore.

Brazil:

The Designated Securities may not be offered or sold to the public in Brazil. Accordingly, this Prospectus has not been nor will it be registered with the Brazilian Securities Commission (Comissão de Valores Mobiliários) nor has it been submitted to the foregoing agency for approval. Each underwriter has represented and agreed that it has not offered or sold and will not offer or sell the Designated Securities publicly (as defined for purposes of the securities laws of Brazil) in Brazil, as the offering of the Designated Securities pursuant to this Prospectus is not a public offering of securities in Brazil. Documents relating to the offer, as well as the information contained therein, may not be used in connection with any offer for subscription or sale of the Designated Securities to the public in Brazil.

Other jurisdictions outside the United States:

Each Underwriter has represented and agreed that with respect to any other jurisdiction outside the United States, it has not offered or sold and will not offer or sell any of the Designated Securities in any jurisdiction, except under circumstances that resulted or will result in compliance with the applicable rules and regulations of such jurisdiction.

SCHEDULE III

(a)	Issuer Free Writing Prospectuses:

Pricing term sheet prepared in accordance with Section VII(a) of the Underwriting Agreement

(b)	Underwriter Free Writing Prospectuses:

None.

SCHEDULE IV

Underwriting Agreement Standard Provisions

Anheuser-Busch InBev Finance Inc. (the “Issuer”), incorporated under the laws of the State of Delaware, proposes to enter into or has entered into one or more Pricing Agreements, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell, to the several firms named in Schedule I to the applicable Pricing Agreement (such firm or firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) the principal amount of its debt securities identified in Schedule I to such Pricing Agreement (generally and, as the context may require, with respect to such Pricing Agreement, the “Securities”) to be issued pursuant to the provisions of an indenture identified in Schedule II of such Pricing Agreement (hereinafter called the “Indenture”), among the Issuer, Anheuser-Busch InBev SA/NV (the “Parent Guarantor”), Anheuser-Busch InBev Worldwide Inc., Anheuser-Busch Companies, LLC, BrandBrew S.A., Cobrew NV, Brandbev S.à r.l. (each a “Subsidiary Guarantor,”) and the Trustee identified in such Schedule (the “Trustee”). The Securities are to be unconditionally guaranteed as to payment of principal and interest by the Parent Guarantor. The Securities may also be unconditionally guaranteed as to payment of principal and interest by one or more of the Subsidiary Guarantors, as specified in the applicable Pricing Agreement. The Parent Guarantor and any Subsidiary Guarantors specified in the applicable Pricing Agreement are referred to herein as the “Guarantors”, and their guarantees are referred to herein as the “Guarantees”. All references herein to “this Agreement” shall be deemed to refer to this Agreement together with the applicable Pricing Agreement.

The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives.

I.

Unless otherwise noted, the Issuer, as to itself, and the Parent Guarantor, as to itself and, with respect to the representations and warranties relating to any applicable Subsidiary Guarantors, as to those Subsidiary Guarantors, represents and warrants to and agrees with each of the Underwriters as follows:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), on Form F-3 (Registration No. 333-185619) relating to the Securities and the Guarantees to be issued severally from time to time by the Issuer and the Guarantors has been filed by the Issuer and the Guarantors with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date of the applicable Pricing Supplement; such registration statement and any post-effective amendment thereto became effective on filing; no stop order suspending the effectiveness of such registration statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Issuer or the Guarantors. For purposes of this Agreement:

(i) the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of the applicable Pricing Agreement, is hereinafter called the “Base Prospectus”;

(ii) any preliminary form of prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act is hereinafter called a “Preliminary Prospectus”;

(iii) the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”;

(iv) the Applicable Time is the time specified as such in the applicable Pricing Agreement;

(v) the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, is hereinafter called the “Pricing Prospectus”;

(vi) the form of final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section V(a) hereof is hereinafter called the “Prospectus”;

(vii) any reference in this Agreement to the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act which were filed or furnished under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) on or before the date of this Agreement or the date of the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and

(viii) any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed or furnished under the Exchange Act after the date of this Agreement, or the date of the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

(b) (i) Each part of the Registration Statement, when such part became effective, did not contain, and, as amended or supplemented, if applicable, did not or will not, as the case may be, contain at the time of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply, as the case may be, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Prospectus does not or will not, as the case may be, as of the date of the Prospectus and as at the Closing Date, contain and, as amended or supplemented, if applicable, at the time of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section I(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus, as amended or supplemented, if applicable, based upon information concerning any Underwriter furnished to the Issuer or the Guarantors in writing by such Underwriter through you expressly for use therein, (B) to statements or omissions in the Registration Statement or the Prospectus, as amended or supplemented, if applicable, relating to The Depository Trust Company (“DTC”) Book-Entry-Only System that are based solely on information contained in published reports of DTC or (C) to the Statement of Eligibility and Qualification of the Trustee on Form T-1 and (iv) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act.

(c) No order preventing or suspending the use of any Preliminary Prospectus or any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Securities (an “Issuer Free Writing Prospectus”) has been issued by the Commission, and each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

(d) The Pricing Prospectus, as supplemented by any final term sheet prepared and filed pursuant to Section VII(a) hereof (collectively, the “Pricing Disclosure Package”), as of the Applicable Time (as specified in the applicable Pricing Agreement), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III to the applicable Pricing Agreement (if any) does not and will not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties set forth in this paragraph I(d) do not apply to statements or omissions in the Pricing Disclosure Package or in an Issuer Free Writing Prospectus based upon information concerning any Underwriter furnished to the Issuer or the Guarantors in writing by such Underwriter through you expressly for use therein; or to any statements or omissions made in the Registration Statement or the Prospectus relating to the DTC Book-Entry-Only System that are based solely on information contained in published reports of DTC.

(e) At the time of the filing of the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed or furnished pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and at the time the Issuer or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption provided for in Rule 163 under the Securities Act, the Issuer and the Parent Guarantor were each “well-known seasoned issuers” as defined in Rule 405 under the Securities Act.

(f) At the earliest time after the filing of the Registration Statement that the Issuer or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities, the Issuer was not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(g) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by the Issuer and duly authorized, executed and delivered by the Guarantors and is a valid and legally binding agreement of the Issuer and the Guarantors, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h) There has not been any material adverse change in the financial condition, business or operations of the Parent Guarantor, its subsidiaries and affiliates, taken as a whole, from that set forth in the Pricing Prospectus (a “Material Adverse Effect”).

(i) The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the consolidated financial position of the Parent Guarantor and its consolidated subsidiaries as of the dates indicated and the results of its operations and the changes in its consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and, if applicable, the pro forma financial information, and the related notes thereto, included in the Registration Statement, the Pricing Prospectus and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and is based upon good faith estimates and assumptions believed by the Parent Guarantor to be reasonable.

(j) None of the Issuer, the Parent Guarantor or any of the Significant Subsidiaries (defined below) is currently the target of economic sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and neither the Issuer nor the Parent Guarantor will use the proceeds of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that is currently the target of economic sanctions administered by OFAC. “Significant Subsidiaries” refers to Anheuser-Busch Companies, LLC, Cobrew NV, Companhia de Bebidas das Américas AmBev, InBev Belgium and Labatt Canada.

(k) Other than immaterial violations, to the extent applicable to them, none of the Issuer, Parent Guarantor, Significant Subsidiaries, or, to the knowledge of the Issuer or the Parent Guarantor, any director or executive officer of the Issuer or the Parent Guarantor is aware of or has taken any action, directly or indirectly, that has resulted or will result in a violation by such persons of the Foreign Corrupt Practices Act (“FCPA”) including, without limitation, making use of the mail or any means or instrument of U.S. interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined under the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, the Organisation for Economic Co-operation and Development (“OECD”) Convention or any similar law or regulation to which any of the Issuer, Parent Guarantor, Significant Subsidiaries, or any director or executive officer of the Issuer or Parent Guarantor is subject. To the extent such provisions are applicable, each of the Issuer, Parent Guarantor, and Significant Subsidiaries has instituted and maintains policies and procedures designed to prevent, and which are reasonably expected to prevent, the violation of the FCPA, the OECD Convention or any similar law or regulation applicable thereto.

(l) Except as disclosed in the Pricing Prospectus, so far as the Issuer and Parent Guarantor is aware, no subsidiary has any material actual or contingent liability under applicable laws and regulations relating to the environment in Belgium or any jurisdiction where any subsidiary has material operations, other than as would not reasonably be expected to result in a Material Adverse Effect.

(m) No event has occurred nor, so far as the Issuer and the Parent Guarantor are aware, have any circumstances arisen since September 30, 2012 which constitute or result in, or would with the giving of notice or lapse of time or the fulfillment of any condition or the making of any determination constitute or result in, a default or the acceleration or breach of any payment obligation under any debt agreement, instrument or arrangement to which the Issuer and the Parent Guarantor is a party, other than as would not reasonably be expected to have a Material Adverse Effect.

II.

Each Underwriter represents and agrees that, without the prior written consent of the Issuer and the Parent Guarantor, it has not made and will not make any offer relating to the Securities that (i) would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act or (ii) would otherwise constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided, however, that the Issuer and the Parent Guarantor consent to the use by each Underwriter of a free writing prospectus that contains only (i) information describing the preliminary terms of the Securities or their offering which, in their final form, will not be inconsistent with the final term sheet of the Issuer and the Parent Guarantor prepared and filed pursuant to Section 5(a) hereof and (ii) information that describes the final terms of the Securities or their offering and that is included in the final term sheet of the Issuer and the Parent Guarantor prepared and filed pursuant to Section V(a) hereof.

III.

The Issuer and the Guarantors are advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the applicable Pricing Agreement has become effective as in your judgment is advisable. The terms of the public offering of the Securities are set forth in the Prospectus.

IV.

Payment for the Securities shall be made by certified or official bank check or checks or wire transfer, as specified in the applicable Pricing Agreement, payable to the order of the Issuer in the funds specified in such Pricing Agreement at the time and place, in each case as set forth in such Pricing Agreement, or at such other time on the same or such other date, not later than the third New York business day thereafter, as shall be designated in writing by you, which date and time may be postponed by agreement among you, the Issuer and the Guarantors or as provided in Section X hereof. The time and date of such payment, as specified in the applicable Pricing Agreement in relation to an offering of Securities, are hereinafter referred to as the “Closing Date”.

Payment for the Securities shall be made against delivery to you through the facilities of the DTC for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.

V.

The several obligations of the Underwriters hereunder are subject to the following conditions, appropriately modified for the applicable Guarantors:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; any final term sheet contemplated by Section VII(a) hereof, and any other material required to be filed by the Issuer pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness or preventing the use of the Registration Statement or any part thereof, the Prospectus or any Issuer Free Writing Prospectus shall be in effect, no proceedings for such purpose shall be pending before or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) On or after the Applicable Time and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Issuer’s or the Parent Guarantor’s securities by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(c) There shall not have occurred any change in the condition, financial or otherwise, business or operations, of the Parent Guarantor, its subsidiaries and its affiliates, taken as a whole, from that set forth in the Pricing Prospectus, that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, after consultation with the Issuer and the Parent Guarantor, impracticable to market the Securities on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus.

(d) The Underwriters shall have received on the Closing Date certificates, dated the Closing Date and signed, respectively, by an officer of each of the Issuer and of the Guarantors, to the effect set forth in clauses (b) and (c) above and to the effect that the representations and warranties of the Issuer and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that the Issuer and the Guarantors shall have performed in all material respects all of their respective obligations to be performed hereunder or satisfied on or prior to the Closing Date. Any officer signing and delivering such certificate may certify to the best of his knowledge.

(e) You shall have received on the Closing Date an opinion of United States counsel for the Issuer and the Parent Guarantor, dated the Closing Date, substantially in the form attached hereto as Exhibit A.

(f) You shall have received on the Closing Date an opinion of Belgian counsel to the Parent Guarantor and applicable Subsidiary Guarantor, dated the Closing Date, substantially in the form attached hereto as Exhibit B.

(g) You shall have received, if appropriate, on the Closing Date an opinion of Luxembourg counsel to the applicable Subsidiary Guarantors, dated the Closing Date, substantially in the form attached hereto as Exhibit C.

(h) You shall have received on the Closing Date an opinion of counsel for the Underwriters, dated the Closing Date, in the form acceptable to the Underwriters.

(i) You shall have received on the date of the applicable Pricing Agreement a letter dated such date and also on the Closing Date a letter dated the Closing Date, in each case in form and substance reasonably satisfactory to you, from the independent certified public accountants who have certified the financial statements of the Parent Guarantor included in the Registration Statement, the Prospectus and, if applicable, the Pricing Disclosure Package containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Prospectus and the Pricing Disclosure Package.

VI.

In further consideration of the agreements of the Underwriters herein contained, the Issuer and the Guarantors jointly covenant as follows:

(a) To furnish you, without charge, if requested, one conformed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto, but including documents incorporated by reference therein) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b) During the period mentioned in paragraph (c) below, before amending or supplementing the Registration Statement, the Prospectus or the Pricing Disclosure Package, to furnish you a copy of each such proposed amendment or supplement, and not to file any such proposed amendment or supplement to which you reasonably object.

(c) If, during such period after the first date of the public offering of the applicable Securities as, in the opinion of your counsel, the Prospectus or the Pricing Disclosure Package is required by applicable U.S. law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus or the Pricing Disclosure Package in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) or the Pricing Disclosure Package is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or the Pricing Disclosure Package to comply with applicable U.S. law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Issuer and the Guarantors) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus or the Pricing Disclosure Package, as applicable, so that the statements in the Prospectus or the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) or the Pricing

Disclosure Package is delivered to a purchaser, be misleading or so that the Prospectus or the Pricing Disclosure Package, as applicable, as amended or supplemented, will comply with applicable U.S. law; provided, however, that in case any Underwriter or dealer is required to deliver a Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) under the Securities Act in connection with the offer or sale of Securities at any time more than nine months after the Closing Date, the cost of such preparation and furnishing of such amended or supplemented Prospectus shall be borne by the Underwriter of such Securities.

(d) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Securities Act and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

(e) If required by Rule 430B(h) under the Securities Act, to prepare a form of prospectus in a form to which you do not reasonably object and to file such form of prospectus pursuant to Rule 424(b) under the Securities Act not later than may be required by such Rule and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof.

(f) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification Securities; provided, however, that in connection therewith neither the Issuer nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as an underwriter of securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) to file a general consent to service of process in any U.S. jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) To make generally available to the Issuer’s security holders as soon as practicable an earnings statement of the Parent Guarantor that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(h) If the applicable Pricing Agreement provides that the Securities are to be listed, to use their reasonable commercial efforts to list, subject to notice of issuance, the Securities and the Guarantees on the New York Stock Exchange, NYSE Arca, or another recognized stock exchange.

(i) During the period beginning from the date of the applicable Pricing Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities, as notified promptly to the Issuer and the Guarantors by you, and (ii) the Closing Date, not to offer, sell, contract to sell or otherwise dispose of in the United States any debt securities or warrants to purchase debt securities of the Issuer or the Guarantors which mature more than one year after the Closing Date, and which are substantially similar to the Securities, without your prior written consent, such consent not to be unreasonably withheld.

VII.

(a) The Issuer agrees, if requested by you prior to the Applicable Time, to prepare a final term sheet containing solely a description of the Securities, in a form approved by you, and to file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such Rule.

(b) Each Underwriter represents that other than any free writing prospectus (i) which contains only information describing the preliminary terms of the Securities or the offering (or, without limitation, information concerning comparable bond prices) or (ii) which contains only information that (A) describes the final terms of the Securities or their offering and (B) is included in the final term sheet described in Section VII(a) above, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act without the prior written consent of the Issuer and the Guarantors and that Schedule III to the applicable Pricing Agreement is a complete list of any free writing prospectus for which the Underwriters have received such consent.

(c) Each of the Issuer and the Guarantors represents and agrees that, other than as required under paragraph (a) above, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives and that Schedule III to the applicable Pricing Agreement is a complete list of any free writing prospectus for which the Issuer or the Guarantors have received such consent.

(d) The Issuer has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(e) The Issuer agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Issuer or the Guarantors will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; except that the representations and warranties set forth in this paragraph VI(e) do not apply to statements or omissions in an Issuer Free Writing Prospectus based upon information concerning any Underwriter furnished to the Issuer or the Guarantors in writing by such Underwriter through you expressly for use therein.

VIII.

The Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding on any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus (as amended or supplemented if the Issuer or the Guarantors shall have furnished any amendments or supplements thereto), any Issuer Free Writing Prospectus or any “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to the Issuer or the Guarantors in writing by any Underwriter through you expressly for use therein; provided, however, the foregoing indemnity with respect to any untrue statement or omission or alleged untrue statement or omission made in a Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities that are the subject thereof if a copy of the Pricing Disclosure Package was not conveyed to such person for purposes of Sections 12(a)(2) and 17(a)(2) of the Securities Act at or prior to the Applicable Time and the untrue statement or omission or alleged untrue statement or omission made in such Preliminary Prospectus was corrected in the Pricing Disclosure Package.

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer and the Guarantors, their respective directors, their respective officers who sign the Registration Statement and each person, if any, who controls each of the Issuer or the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each Underwriter, but, with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus (as amended or supplemented if the Issuer or the Guarantors shall have furnished any amendments or supplements thereto) or any Issuer Free Writing Prospectus, only with reference to information relating to such Underwriter furnished to the Issuer or the Guarantors in writing by such Underwriter through you expressly for use in such document.

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the “indemnifying party”) in writing (or by facsimile and confirmed in writing) but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives named in the applicable Pricing Agreement in the case of parties indemnified pursuant to the second preceding paragraph and by the Issuer and the Guarantors in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings.

If the indemnification provided for in the first or second paragraph of this Section VIII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Guarantors, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantors, on the one hand, and of the Underwriters, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Issuer and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the applicable Pricing Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the

Issuer and the Guarantors, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors, on the one hand, or by the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Issuer, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ respective obligations to contribute pursuant to this Section VIII are several in proportion to the respective principal amounts of Securities purchased by each of such Underwriters and not joint. The remedies provided for in this Section VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution agreements contained in this Section VIII and the representations and warranties of the Issuer and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of any of the Issuer, the Guarantors, their respective officers or directors or any other person controlling the Issuer or the Guarantors and (iii) acceptance of and payment for any of the Securities.

IX.

Any Pricing Agreement shall be subject to termination in your discretion, by notice given to the Issuer and the Guarantors, if (a) after the execution and delivery of such Pricing Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of Euronext Brussels, the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) a general moratorium on commercial banking activities shall have been declared (x) in New York by either Federal or New York State authorities or (y) in Belgium by either the Belgian authorities or the European Central Bank or (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and (b) in the case of any of the events specified in clause (a) (i), such event singly or together with any other such event makes it, in your reasonable judgment, after consultation with the Issuer and the Guarantors, impracticable to market the Securities on the terms and in the manner contemplated in the Pricing Prospectus and Prospectus.

X.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder and under the applicable Pricing Agreement on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I to the applicable Pricing Agreement bears to the principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to the applicable Pricing Agreement be increased pursuant to this Section X by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under the applicable Pricing Agreement on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you, the Issuer and the Guarantors for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, either Issuer or the Guarantors. In any such case either you, the Issuer or the Guarantors shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the Prospectus, or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement or a Pricing Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of an Issuer or the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement or such Pricing Agreement, or if for any reason an Issuer or the Guarantors shall be unable to perform their respective obligations under this Agreement or such Pricing Agreement, the Issuer or the Guarantors will reimburse the Underwriters or such Underwriters as have so terminated this Agreement or such Pricing Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably and properly incurred by such Underwriters in connection with this Agreement or such Pricing Agreement or the offering contemplated hereunder or thereunder.

XI.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Issuer and the Guarantors have appointed AB InBev Services LLC, 250 Park Avenue, 2nd Floor, New York, New York 10177 as their authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement that may be instituted in any state or federal court in the City, County and State of New York by any Underwriter or by any person controlling any Underwriter, and expressly accept the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable for a period of three years from and after the Closing Date unless and until a successor Authorized Agent shall be appointed and such successor shall accept such appointment for the remainder of such three-year period. The Issuer and the Guarantors represent to each of the Underwriters that they have notified the Authorized Agent of such designation and appointment and that Authorized Agent has accepted the same in writing. The Issuer and the Guarantors will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Issuer or the Guarantors (mailed or delivered as aforesaid) shall be deemed, in every respect, effective service of process upon the Issuer or the Guarantors. Any action based on this Agreement may be instituted by any Underwriter against the Issuer or the Guarantors in any state or federal court in the Borough of Manhattan, The City of New York, New York, United States of America.

XII.

In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or alone. All statements, requests, notices and agreements hereunder shall be in writing and, if to the Underwriters shall be delivered or sent by telex, facsimile transmission, or in writing delivered by hand, or by telephone (to be promptly confirmed by telex or fax) to you as the Representatives to the address specified in the applicable Pricing Agreement; and if to the Issuer or the Guarantors shall be delivered or sent by telex, facsimile transmission, or in writing delivered by hand, or by telephone (to be promptly confirmed by telex or fax) to the address of the Issuer or the Guarantors, as the case may be, set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section VIII hereof shall be delivered or sent by telex, facsimile transmission, or in writing delivered by hand, or by telephone (to be promptly confirmed by telex or fax) to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or the telex constituting such Questionnaire, which address will be supplied to the Issuer and the Guarantors by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuer and the Guarantors and, to the extent provided in Section VIII hereof, the officers and directors of the Issuer and the Guarantors and each person who controls an Issuer, the Guarantors or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have the right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase. Time shall be of the essence of this Agreement.

Exhibit A

[Form of Sullivan & Cromwell Opinion]

Exhibit B

[Form of Clifford Chance LLP, Belgium Opinion]

Exhibit C

[Form of Clifford Chance LLP, Luxembourg Opinion]